                                                                EXHIBIT 10.35

            [ "..." indicates material has been omitted pursuant to a Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                               COVANCE BIOTECHNOLOGY SERVICES
                                               3000 WESTON PARKWAY
                                               CARY, NC 27513-2300
                                               TEL: (919) 388-5700
                                               FAX: (919) 678-0366
C O V A N C E
THE DEVELOPMENT SERVICES COMPANY



August 30, 1999

John W. Holaday, Ph.D., FCCM
Chairman & Chief Executive
EntreMed, Inc.
9640 Medical Center Drive, Suite 200
Rockville, MD 20850

                                LETTER OF INTENT

This letter constitutes formal notification of EntreMed, Inc.'s (EntreMed) intent to retain Covance Biotechnology Services, Inc. (Covance) to perform manufacturing services for clinical production of approximately "..." of EntreMed's Endostatin(TM) beginning in "...".

"...". Upon signing this letter, Covance and EntreMed are committing to Endostatin production in "..." and EntreMed commits to pay for the Endostatin(TM) produced.

The Endostatin(TM) production anticipated to begin in "..." will be performed under an Amendment or Change Order to the current Agreement (Bioprocessing Services Agreement dated October 16, 1998). Such Amendment or Change Order will incorporate the following terms:

-     EntreMed agrees to purchase "..." of Endostatin(TM) for "...".

- The price "..." for the Endostatin(TM) produced in this campaign will be "...". The first "..." of this campaign are "...". "...". "...".

- The Endostatin(TM) production will begin as soon as possible following the completion of the on-going process development work to improve the fermentation and purification processes for Endostatin(TM) (Change Order "..." and Change Order "..." to the existing Agreement). EntreMed has also requested that Covance manufacture Angiostatin(R) up to the time the Endostatin(TM) campaign needs to begin and any additional amounts of Angiostatin(R) produced beyond the contracted "..." will be "...". The current earliest date for completion of the process development work and its incorporation into the "..." process is "...".

          [ "..." indicates material has been omitted pursuant to a Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]


C O V A N C E
THE DEVELOPMENT SERVICES COMPANY


- The manufacturing process employed in this "..." campaign will include, to the extent possible, the process improvements identified by the on-going process development work.

- Covance will ship bulk Endostatin(TM) to "..." for vialing. Vialing of the first "...". Vialing of the subsequent "...".

- Covance will use its best efforts to release "..." of vialed Endostatin(TM) for "..." by "..." using the above schedule.


EntreMed and Covance recognize that this Letter of Intent is necessary to allow for immediate prioritization of activities at Covance to switch from "..." to Endostatin(TM), and to allow Covance to "...".

Upon signature of the necessary Change Orders or Amendments to the current Bioprocessing Services Agreements for Endostatin(TM) (dated October 16, 1998) and Angiostatin(R) (dated July 7, 1999) as anticipated under this Letter-of-Intent, Covance agrees to provide Endostatin(TM) batches "..." and "..." to EntreMed "...".


Signatures below indicate acceptance of the above mentioned terms.



 /s/  V. BRYAN LAWLIS                        /s/  JOHN W. HOLADAY
----------------------------                 ----------------------------------
V. Bryan Lawlis, Ph.D.                       John W. Holaday, Ph.D., FCCM
Chairman                                     Chairman & Chief Executive Officer
Covance Biotechnology Services Inc.          EntreMed, Inc.

Date:       9/1/99                           Date:       8/31/99
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